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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549\

                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 15, 1999
              (Date of earliest event reported: September 15, 1999)

                      NATIONAL INFORMATION CONSORTIUM, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                       000-26621              52-2077581
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

12 Corporate Woods, 10975 Benson Street, Suite 390, Overland Park, Kansas 66210
        (Address of Principal Executive Offices)                      (Zip Code)

                                 (877) 234-EGOV
              (Registrant's telephone number, including area code)

  Not applicable. (Former name or former address, if changed since last report)



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         National Information Consortium, Inc. hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated September 30, 1999, as set forth in the pages attached hereto:

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include historical and pro forma financial information required in connection with the acquisition of the business of eFed, a provider of Internet-based procurement solutions for the government. eFed was a division of privately held Reston, Virginia-based Electric Press, Inc.




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         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c)   Exhibits.

         23.1  Consent of Independent Auditors

         99.1  Financial Statements of Business Acquired
               -----------------------------------------

               Report of Independent Auditors

               Balance Sheets as of December 31, 1998 and 1997

               Statements of Operations for the Years Ended December 31, 1998 and 1997

               Statements of Divisional Equity (Deficit) as of December 31, 1998 and 1997

               Statements of Cash Flows for the Years Ended December 31, 1998 and 1997

               Notes to Financial Statements for the Years Ended December 31, 1998 and 1997

               Statements of Income for the Period from January 1, 1999 to September 15, 1999 and for the Nine Months ended September 30, 1998 (unaudited)

               Statements of Cash Flows for the Period from January 1, 1999 to September 15, 1999 and for the Nine Months ended September 30, 1998 (unaudited)

               Notes to Financial Statements for the Period from January 1, 1999 to September 15, 1999 and for the Nine Months ended September 30, 1998 (unaudited)

         99.2 Unaudited Pro Forma Financial Information - National Information Consortium Inc.
               ----------------------------------------------------------------

               Pro Forma Consolidated Financial Information - Overview

               Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998

               Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 1999

               Notes to Pro Forma Consolidated Financial Information



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL INFORMATION CONSORTIUM, INC.




                                      By: /s/ KEVIN C. CHILDRESS
                                         -----------------------
                                           Kevin C. Childress
                                           Chief Financial Officer

Date: November 15, 1999